UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            April 1, 2005 (March 31, 2005)

NorthStar Realty Finance Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-32330	11-3707493
(State or other jurisdiction of incorporation	(Commission File Number	(IRS Employer Identification No.
527 Madison Avenue, 16th Floor, New York 10022
(Address of principal executive offices) (Zip Code)
(212) 319-8801
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

NorthStar Realty Finance Corp.
Current Report on Form 8-K

Item 2.02    Results of Operations and Financial Condition

At 5:00 p.m. on March 31, 2005, the management of NorthStar Realty Finance Corp.(the "Company") held a conference call with the investment community to discuss earnings and other financial results of the Company for the quarter and the year ended December 31, 2004. A transcript of this conference call is furnished as Exhibit 99.1 to this report and is incorporated by reference in response to this Item 2.02.

Item 7.01.

Please see the transcript of the Company's March 31, 2005 conference call with the investment community, attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number
99.1	Transcript of earnings call held on March 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2005	NORTHSTAR REALTY FINANCE CORP.
	By:	/s/ Mark E. Chertok
Name:Mark E. Chertok Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
99.1	Transcript of earnings call held on March 31, 2005.